UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 7, 2005


                         Capstone Turbine Corporation
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-1375                95-4180883
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


              21211 Nordhoff Street, Chatsworth, California  91311
              (Address of principal executive offices)     (Zip Code)


                                (818) 734-5300
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
---------         -------------------------------------------

                  On July 7, 2005, Capstone Turbine Corporation, (the "Company") entered into a Rights Agreement (the "Rights Agreement") with Mellon Investor Services LLC, as Rights Agent. In connection with the Rights Agreement, the Board of Directors of the Company authorized a dividend distribution of one Right (each, a "Right") for each authorized and outstanding share of common stock, par value $0.001 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on July 18, 2005 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") at a Purchase Price of $10.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

                  Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) 10 days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer (other than a Permitted Offer, as defined below) that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock.

                  Until the Distribution Date, (i) the Rights will be represented by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series A Preferred Stock will be issued.

                  The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (California time) on July 18, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below (including by virtue of the "sunset provision," described below).

                  As soon as practicable after the Distribution Date, Rights certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

                  In the event that any person or any group of affiliated or associated persons becomes an Acquiring Person, except pursuant to an offer for all outstanding shares of Common Stock which the independent directors determine to be fair to, and otherwise in the best interests of, the Company and its stockholders, after receiving advice from one or more investment banking firms (a "Permitted Offer"), each holder of a Right will thereafter have the right to receive, upon exercise, in lieu of the fractional shares of Series A Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable or exchangeable by the Company as set forth below.

                  For example, at an exercise price of $10.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $20.00 worth of Common Stock (or other consideration, as noted above) for $10.00. Assuming that the Common Stock had a per share value of $1.00 at such time, the holder of each valid Right would be entitled to purchase twenty shares of Common Stock for $10.00.

                  In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation (other than with an entity which acquired the shares pursuant to a Permitted Offer), (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

                  At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing redemption of the Rights, the Rights will terminate and the holders of Rights will be entitled only to receive the $0.0001 redemption price.

                  Pursuant to the "sunset provision" contained in the Rights Agreement, continuation of the Rights Agreement will be put to a vote of the Company's stockholders at the Company's 2008 annual meeting of stockholders. If the majority of the shares of Common Stock outstanding and entitled to vote at that time are not voted in favor of continuation of the Rights Agreement, the Rights will automatically terminate and the holders of Rights will be entitled only to receive the $0.0001 redemption price.

                  At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

                  Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

                  No fractional shares of Series A Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share) will be issued, and in lieu thereof, cash will be paid in accordance with the Rights Agreement.

                  Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, dividends payable in cash in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of dividends declared on the Common Stock of the Company. In the event of any liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock shall have the right to receive an amount equal to $1.00 per share of Series A Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment. Each share of Series A Preferred Stock will have 100 votes on all matters submitted to a vote of the stockholders of the Company. In the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. Because of the nature of the Series A Preferred Stock's dividend, liquidation and voting rights, the value of one one-hundredth of a share of Series A Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

                  Any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

                  The Rights are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board. The Rights should also not interfere with any merger or other business combination approved by the Board.

                  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 3.03         Material Modification to Rights of Security Holders
---------         ---------------------------------------------------

                  See the disclosure set forth under "Item 1.01 Entry into a Material Definitive Agreement," which is incorporated into this Item 3.03 by reference


Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in
---------         ------------------------------------------------------------
                  Fiscal Year
                  -----------

                  On July 8, 2005, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the terms of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (if the Rights become exercisable) as disclosed under "Item 1.01 Entry into a Material Definitive Agreement." A copy of the Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 8.01         Other Events
---------         ------------

                  On July 6, 2005, the Company issued a press release announcing the adoption of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

         Exhibits.

         3.1 Certificate of Designation of Series A Junior Participating Preferred Stock.

         4.1 Rights Agreement, dated July 7, 2005 between Capstone Turbine Corporation and Mellon Investor Services LLC, as Rights Agent.

         99.1     Press release dated July 6, 2005.

                                   SIGNATURE
                                   ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 8, 2005

                                                 CAPSTONE TURBINE CORPORATION


                                                 By: /s/ John Tucker
                                                     ------------------------
                                                 Name:  John Tucker
                                                 Title: Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1      Certificate of Designation of Series A Junior Participating Preferred
         Stock.

4.1 Rights Agreement, dated July 7, 2005 between Capstone Turbine Corporation and Mellon Investor Services LLC, as Rights Agent.

99.1     Press release dated July 6, 2005.